UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2021

NEXTNAV INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40985	87-0854654
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Blvd., 5th Floor

McLean, Virginia 22102

(800) 775-0982

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive  offices)

Spartacus Acquisition Shelf Corp.

6470 E Johns Crossing, Suite 490
Duluth, GA 30097
(770) 305-6434

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NN	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	NNAVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As used in this Current Report on Form 8-K (this “Report”), unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” “Shelf”, “Registrant,” “we,” “us” and “our” refer to the entity formerly named Spartacus Acquisition Shelf Corp., after giving effect to the Transactions (as defined below), and as renamed NextNav Inc.

On October 28, 2021, we and Spartacus Acquisition Corporation (“Spartacus”) announced that the previously announced transactions contemplated by the Agreement and Plan of Merger, dated as of June 9, 2021 (the “Merger Agreement”), by and among us, Spartacus, NextNav Holdings, LLC (“Holdings”) and the other parties thereto were consummated (the “Closing”). As disclosed in the section entitled “Proposal No. 1 – The Business Combination Proposal” beginning on page 93 of the final prospectus and definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on September 16, 2021 (the “Proxy Statement/Prospectus”), which is incorporated herein by reference, as a result of the business combination and the related transactions (the “Transactions”), Holdings and the various operating subsidiaries of Holdings became our wholly owned subsidiaries with the equity holders of Holdings (the “Holdings Exchanging Parties” or collectively, “NextNav”) and Spartacus’ stockholders becoming our stockholders. Pursuant to the Merger Agreement, the aggregate consideration paid in the Transactions consisted of 67,419,627 shares of our common stock delivered to the Holdings Exchanging Parties electronically through book entry-delivery and a warrant to purchase 4,320,133 shares of our common stock and options for units in Holdings were converted by their terms into options to purchase approximately 1,968,861 shares of our common stock. In connection with the Transactions, we changed our name to NextNav Inc. and the ticker symbols for our common stock and warrants on The Nasdaq Capital Market (“Nasdaq”) to “NN” and “NNAVW,” respectively.

        Our common stock and certain of our warrants are expected to begin trading on Nasdaq as of the open of trading on October 29, 2021 as “NN” and “NNAVW,” respectively.

        On October 28, 2021, we filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of the Transactions and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the closing of the Transactions under Items 5.01, 5.03, 7.01 and 9.01 of Form 8-K. Capitalized terms used but not defined herein have the meanings given to such terms in the Original 8-K.

        This Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1 – the Business Combination Proposal” beginning on page 93, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to the Original Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the Transactions (including as a result of the PIPE Financing and the stockholder redemptions described in the Original Form 8-K), there were 95,475,334 shares of our common stock and warrants exercisable for 23,070,133 shares of our common stock issued and outstanding. Spartacus’s former stockholders, together with the PIPE Investors, hold in the aggregate 29.4% of our outstanding common stock (2.7% by former holders of public shares, 21.5% by PIPE Investors and 5.2% by the Sponsor) and the Holdings Exchanging Parties hold 70.6%of our common stock. Upon the Closing, Spartacus’ common stock, warrants and units ceased trading, and on October 29, 2021, our shares of common stock and warrants are expected to begin trading on the Nasdaq Capital Market under the symbols “NN” and “NNAVW,” respectively.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2021, in connection with the Closing, we filed an amended and restated certificate of incorporation (the “Charter”) and bylaws (the “Bylaws”) with the Secretary of State of the State of Delaware. The material terms of the Charter and the Bylaws and the general effect upon the rights of holders of our capital stock are included in the Proxy Statement/Prospectus under the sections entitled “Proposal Nos. 2A-2N – The Charter Proposals” and “Description of Securities” beginning on page 131 and page 222, respectively, which are incorporated by reference herein. The foregoing description of the Charter and the Bylaws are a summary only and are qualified in its entirety by reference to the Charter and the Bylaws, copies of which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 7.01. Other Events.

On October 28, 2021, we issued a press release announcing the closing of the Merger Agreement and the consummation of the Transactions, which is included as Exhibit 99.1.

Item 9.01. Financial Statements.

(a) – (b) Financial Statements

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-1, which information is incorporated herein by reference. Certain unaudited pro forma condensed combined financial information is attached as Exhibit 99.2.

(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 9, 2021, by and among Spartacus Acquisition Corporation, Spartacus Acquisition Shelf Corp., NextNav, LLC, NextNav Holdings, LLC, NEA 14 NextNav Blocker, LLC, Oak NextNav Blocker, LLC, Columbia Progeny Partners IV, Inc., Global Long Short Partners Aggregating Holdings Del VII LLC, Global Private Opportunities Partners Holdings II Corp., SASC (SPAC) Merger Sub 1 Corporation, SASC (Target) Merger Sub 2 LLC, SASC (NB) Merger Sub 3 LLC, SASC (OB) Merger Sub 4 LLC, SASC (CB) Merger Sub 5 Corporation, SASC (GB1) Merger Sub 6 LLC, a Delaware limited liability company, and SASC (GB2) Merger Sub 7 Corporation, a Delaware corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Spartacus on June 10, 2021).
3.1	Amended and Restated Certificate of Incorporation of NextNav Inc.
3.2	Bylaws of NextNav Inc.
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-4 filed by NextNav on August 25, 2021).
4.2	Specimen Warrant Certificate (included in Exhibit 4.3).
4.3	Amended and Restated Warrant Agreement, by and among Spartacus, NextNav and Continental Stock Transfer & Trust Company, as warrant agent.
4.4	Warrant To Purchase Common Stock
10.1	Registration Rights Agreement, dated October 28, 2021, by and among NextNav and certain stockholders of NextNav.
10.2	Form of Indemnification Agreement.
10.3	Form of PIPE Subscription Agreement.
10.4	NextNav Inc. 2021 Omnibus Incentive Plan.
10.5	NextNav Inc. 2021 Employee Stock Purchase Plan.
10.6	Equipment, Network Colocation and Installation Agreement, dated October 7, 2019, by and between NextNav LLC and AT&T Services, Inc. (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-4 filed by NextNav Inc. on August 25, 2021).
10.7	Private Placement Warrant Purchase Agreement, dated October 15, 2020, by and between the Company and the Sponsor (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4 filed by NextNav Inc. on August 25, 2021).
10.8	Private Placement Warrant Purchase Agreement, dated October 15, 2020, by and between the Company and B. Riley Principal Investments, LLC (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-4 filed by NextNav Inc. on August 25, 2021.
16.1	Letter of Marcum, LLP related to Spartacus Acquisition Shelf Corp.
16.2	Letter of Marcum, LLP related to Spartacus Acquisition Corporation
99.1	Press Release, dated October 28, 2021.
99.2	Selected Unaudited Pro Forma Condensed Combined Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2021
NEXTNAV INC.

	By:	/s/ Ganesh Pattabiraman
	Name:	Ganesh Pattabiraman
	Title:	President and Chief Executive Officer

4